UWM Mortgage
Trust 2021-INV2

Wipro Opus Risk Solution LLC

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Executive Narrative

August 26, 2021

Performed by
Wipro Opus Risk Solutions LLC

For
United Wholesale Mortgage, LLC

This report summarizes the results of a full credit, compliance and value review and a separate value review performed for United Wholesale Mortgage, LLC (“Client). The Client provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape of 1,290 loans for the full credit, compliance, and value review. The Client requested the Consultant select a random sample of 40%, or 515 of the loans presented for the full credit, compliance, and value review. The Client presented the loan in six separate deliveries and the Consultant randomly selected the loans for the full credit, compliance, and value review from each delivery. The loans were loaded into the Paragon® underwriting software. The Client directed the Consultant to report the results on the full credit, compliance, and value review on 479 loans. Thirty-Six (36) loans were removed from the full credit, compliance, and value review. The scope, loan numbers and results of the full credit, compliance and value review are contained in Exhibit A.

As detailed herein, the 479 loans are non-owner occupied and eligible for GSE delivery. For credit, the loans were re-underwritten in accordance with Fannie/Freddie AUS and the supporting Fannie/Freddie guidelines.

The Client directed the Consultant to perform a valuation only review on the loans not selected for the full credit, compliance and value review. The value only review started with a population of 775 loans. Forty-Six (46) loans were removed from the final valuation review pool of 729 loans. The 729 loans were tested to a value waterfall beginning with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, an AVM or a desk review was ordered as required by the value waterfall. If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade “A” was assigned. The scope, loan number and results of the value only review are contained in Exhibit B.

Wipro Opus Risk Solutions LLC was established in 2005. Wipro Opus Risk Solutions LLC was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

The review started on June 28, 2021 and ended on August 25, 2021.

Exhibit A
Credit Review

1)  Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:

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a)  Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
b)  Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
c)  Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
D  Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
e)  Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
f)  Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
g)  Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
h)  Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
i)  Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
j)  Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

1)  Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a)  Collateral Docs

i)  Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
ii)  Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
iii)  Mortgage / Deed of Trust

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Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and dulyexecuted. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
iv)  Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.
b)  Closing Docs

i)  Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
ii)  Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
iii)  Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
iv)  Loan Estimate
If required verify the presence of the current Loan Estimate (LE) at the time of origination
v)  Closing Disclosure
If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c)  Credit Docs

i)  Loan Application
Verify the presence and completeness of both the initial and final loan applications.
ii)  Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
iii)  Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
iv)  Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
v)  Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi)  Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vii)  Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
viii)  Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
ix)  Property Valuation Tools

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Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
x)  Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance Review

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

a)  Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b)  Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c)  MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i)  Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
ii)  No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
iii)  7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
iv)  3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

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v)  APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d)  Home Ownership Equity Protection Act (HOEPA) testing, to include:

i)  APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
ii)  Points and Fees test [HOEPA (§1026.32(a)(2))]
iii)  Review of HOEPA disclosure (§1026.32(c)) for accuracy(i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
iv)  Review and confirm documentation type (i.e. full, stated, no ratio)
v)  Review for evidence of prepayment penalty
vi)  Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a home ownership counseling requirement to be verified for all covered loans.

e)  RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i)  Good Faith Estimate (GFE):
ii)  Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
iii)  Confirm the presence of the current GFE form in effect at the time of origination.
iv)  Verify the GFE was provided to the borrower(s) within three days of “Application”.
v)  Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
(1) Borrower(s) First and Last Name
(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
(3) Subject Property Address (including “To Be Determined”)
(4) Mortgage Loan Amount Sought
(5) Estimation of Property Value
(6) Monthly Income
(7) Any other requirement as defined in the lender’s policies and procedures
vi)  Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
vii)  Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
viii)  Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
ix)  Change of Circumstance Definition:
(1) Acts of God, war, disaster or other emergency;
(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or
(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

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(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
x)  Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Confirm the presence of the current applicable Final HUD-1 form
(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.
xi)  Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1)  Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
(a) Origination Charge
(b) Credit or Charge for Interest Rate Chosen
(c) Adjusted Origination Charge
(d) Transfer Taxes
(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
(a) Lender-required settlement services (lender selects third-party provider);
(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
(c) Government recording charges
xii)  Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
xiii)  Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
xiv)  Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD- 1
xv)  Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f)  QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

i) Ability-to-Repay:
(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
(a) Income and assets
(b) Current employment status
(c) Monthly qualifying mortgage payment for the proposed loan
(d) Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
(e) Debts, alimony and child support
(f) Qualifying monthly DTI and residual income
(g) Credit history
(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will

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pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage
Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
(1) No Negative Amortization and no interest only payments
(2) No loan terms to exceed 30 years
(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
(4) Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) QM DTI Testing
The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test-verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) TQM Guideline Testing
For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:
(1) LTV / CLTV
(2) DTI – using the same calculation guidelines as QM
(3) Credit Score
(4) Reserves
(5) Maximum Loan Amount
(6) Maximum Cash Out
(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v) Points and Fees Testing

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(1) All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.
(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
(c) Real estate-related fees
(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
(e) Maximum prepayment penalty
(f) Prepayment penalty paid in a refinance.
(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000
(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000
(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000
(e) 8 percent of the total loan amount for a loan less than $12,500

vi) QM/ATR Reporting
For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
(1) QM – NonHPML [QM or TQM – Pass / HPML – No]
(2) QM – HPML [QM or TQM – Pass / HPML – Yes]
(3) NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
(4) NonQM – Non-compliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
(5) Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

vii) HPML Testing – QM APR
Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

viii) Escrow Requirement
Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ix) HPML Appraisal Rule
An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:
(1) Three (3) day disclosure from application of the right to a free copy
(2) Written appraisal from certified or licensed appraiser
(3) Interior inspection

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(4) Delivery of copies no later than 3 days prior to consummation
(5) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
(a) The difference in the original sales price and the subsequent sales price
(b) Changes in market conditions
(c) Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

g) National Flood Insurance Program (NFIP)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

i) Frequency – Payable with same frequency as payments designated for the loans
ii) Exceptions
(1) Loan is an extension of credit primarily for business, commercial or agricultural purposes
(2) Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
(3) Flood Insurance coverage for the residential real estate is provided by a policy that
(a) Meets requirements
(b) Provided by a condominium association, cooperative or other applicable group and
(c) The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

h) Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i) Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise

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allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TRID Review

1) TILA RESPA Integrated Disclosure Statement Of Work

i) Eligibility
The following criteria are used in determining whether TRID applies:
(1) The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
(2) The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
(a) Purchase
(b) Refinance (Cash Out or Rate Term)
(c) Construction and Construction to Permanent Financing
(d) SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
(3) The Loan Purpose and Property Type does not include:
(a) HELOCs
(b) Reverse mortgages
(c) Dwellings that are not attached to real property
(d) Mobile homes, where the consumer does not own the land,
(4) For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
(5) Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

ii) Loan Estimate (″LE″)
(1) Initial LE
(a) Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).
(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
(c) Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
(d) Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
(e) General loan information and loan terms sections completed and formatting is accurate.
(i) Verify loan term, purpose, and product descriptions follow the prescribed format.
(ii) Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(f) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
(g) If rate is locked, were lock expiration date, time and time zone disclosed.

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(h) Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
(i) Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
(j) The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
(k) Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
(l) It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
(m) Any addenda found in file listing ADDITIONAL fees for sections other than Section C
(n) If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
(o) If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
(p) The Comparison section is complete and accurate as follows:
(q) In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
(r) APR is accurate within tolerance based on the terms disclosed on the LE
(s) Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
(t) Rounding rules verified as per 1026.37(o)(4).
(u) Other Considerations Section is complete

(2) Revised LEs
(a) If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
(i) Changed Circumstance affecting settlement charges
(ii) Change Circumstance affecting eligibility
(iii) Revisions requested by the consumer
(iv) Interest rate dependent charges
(v) Expiration of the LE and
(vi) Delayed settlement date on a construction loan Timing Requirement for LE 7 days prior to consummation

(3) Determination of Final Binding LE
(a) Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
(b) Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

(4) Written List of Providers (“WLSP”)
(d) If the lender places fees in the Services You Can Shop For category, verify that the file contains a WLSP provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as either a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees.

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(5) Variance tests
Utilize one (1) of the following Variance Categories in performing variance tests:
(a) Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
(i) Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
(ii) Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
(iii) Transfer taxes.
(iv) Lender Credits
(b) 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
(i) Recording fees; and
(ii) Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
(iii) Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
(c) No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
(i) Prepaid interest;
(ii) Property insurance premiums;
(iii) Impounds/Escrows;
(iv) Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
(v) Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
(d) Notes of interest for “No Tolerance/Unlimited”:
(i) Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
(ii) As noted above, Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:
1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.
2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
(iii) Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.
(iv) Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.

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(v) For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
(vi) For loans with an Interim LE, the following procedures will be applied:
1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

iii) Closing disclosure (″CD″)
OPUS will conduct a general CD review and verify the following:
(1) Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
(2) That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
(3) Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non- borrowing spouse. Acknowledgement is based on lender guidelines
(4) If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
(5) If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre -close CD has been received by borrower by consummation.
(6) On the interim and final pre-close CDs the following checks and limitations apply:
(7) Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
(8) Closing, Transaction and Loan Information sections have been completed with accurate information.
(9) Loan terms sections are completed.
(a) Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
(b) OPUS will verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(10) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.
(11) Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
(12) Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
(13) Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
(14) Calculating Cash to Close table completed accurately.
(15) Summaries of Transaction section completed accurately
(16) Loan Disclosures section complete:
(a) CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
(b) Late Payment completed properly (terms disclosed and accurate per note).
(c) Escrow Amount section completed properly (only one box selected and amounts disclosed).

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(i) Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in either 11 or 12 months as determined by client.
(ii) Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client.
(17) If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
(18) If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
(19) Loan Calculations section complete and accurate.
(a) Total of Payments is accurate include fees in section A, B, and C that are paid by the borrower not including fees paid by the seller or other even if those fees are customarily paid by the borrower.
(b) Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
(c) Total Interest Percentage (TIP) accurate with proper rounding.
(i) Other Disclosures section complete with at least one choice selected as applicable.
(ii) Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
(iii) Contact Information section is complete with information from each party of the transaction provided as applicable.
(iv) Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

iv) TRID Method of Receipt Of LE And CD
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
(1) In Person: borrower signature date is used.
(2) Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
(3) Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
(4) Electronic*- Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
(5) Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.
(6) Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

v) Other Recommended TRID Compliance Tests

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Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
(1) Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
(2) Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
(3) Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
(4) Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
(5) Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
(a) Escrow Closing Notice; and
(b) Mortgage servicing transfer and partial payment notices.

vi) Subsequent Changes After Consummation
The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through(v) are acceptable for changes and corrections to the Final CD after consummation.
(1) 1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
(a) If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
(2) 1026.19(f)(2)(iv) – Changes due to clerical errors.
(a) Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
(i) Corrections to the closing information section.
(ii) Corrections to the transaction information section.
(iii) Corrections to loan id # or MIC #.
(iv) Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
(v) Corrections to the fee labels and/or order of fees.
(vi) Corrections to the location of the fee(s).
(vii) Corrections to missing cure language.
(viii) Corrections to the “Did This Change” section of Calculating Cash to Close.
(ix) Corrections to the Loan Disclosures section
(x) Corrections to non-numeric items in the Escrow Account section.
(xi) Corrections to the Other Disclosures section.
(xii) Corrections to the Contact Information section.
(3) 1026.19(f)(2)(v) – Refunds related to the good faith analysis.
(a) Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

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Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

j) Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
i) Servicing Transfer Disclosure (for applications prior to 10/03/2015):
(1) Confirm the presence of the Servicing Transfer Disclosure form in file
(2) Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
ii) Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
(1) Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
(2) Confirm the Home Loan Tool Kit is provided within three general business days of application
iii) Affiliated Business Disclosure
(1) Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
(2) Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
(3) Confirm the Affiliated Business Disclosure is executed.
iv) Initial Escrow Disclosure Statement
(1) Confirm the presence of the Initial Escrow Disclosure Statement in file
(2) Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

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High Cost – State & Local Anti-Predatory Regulations Review

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1) Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2) California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
3) California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4) Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
5) Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6) Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
7) Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
8) District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26 -1151.01 et seq., as implemented by 20
D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
9) Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
10) Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
11) Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
12) Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
13) Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
14) Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
15) City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4- 4-155; 8-4-325.
16) Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
17) Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
18) Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
19) Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
20) Maine, An Act to Enhance Consumer Protections in Relationto Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8 -101; 8- 103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
21) Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
22) Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
23) Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
24) Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
25) Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26) Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27) Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
28) Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
29) Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
30) Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.

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31) New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
32) New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
33) New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
34) New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
35) North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
36) Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and§ 1.63 and as amended by S.B. 185.
37) City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
38) Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
39) Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
40) Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
41) City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
42) Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34 -25.2-1 et seq., including the Emergency and Final Regulations.
43) South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
44) South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
45) Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
46) Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
47) Texas Constitution, Section 50(a)(6), Article XVI
48) Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61 - 2c-102 et seq.
49) Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
50) Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
51) Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1 -413; 6.1-422, 6.1-428.
52) Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1 -411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
53) Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
54) Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
55) West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
56) Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

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Misrepresentation and Third Party Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

i) Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
ii) Alerts
Assess credit report alerts for accuracy and potential issues.
iii) Social Security Numbers
Compare SSN(s) across all file documents.
iv) Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
v) Data Consistency
Review the documents contained in the loan file for consistency of data.
vi) Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Consultant will report all findings from misrepresentation and third party product review to the Client. Client can provide comments and documentation related to the findings based on work completed by Clients’ internal working groups and Consultant will review and consider any required adjustments to the initial findings.

b) Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, Opus will ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.
i) To the extent a loan is seasoned more than 12 months the primary valuation product will be a drive by broker’s price opinion (“BPO”). If a variance of negative 10% or greater is noted a secondary valuation product can be ordered. For loans seasoned between 12 – 24 months, Consultant will compare the BPO to origination appraisal and if the variance is greater than a negative 10% variance a third product such as a field review can be ordered. If the loan is more than 24 months seasoned a limited review will be performed between the BPO and origination appraisal.
ii) If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
iii) Value Review Disclaimer

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iv) The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
v) Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
vi) Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
vii) Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
viii) Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

c) Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for the greater of (i) 12 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:
i) – Timely payment posting
ii) – Request for modification
iii) – Property condition issues
iv) – Change in occupancy
v) – Change in ability to pay
vi) – Other items impacting the enforcement of the lien

d) Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

e) Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
i) No apparent damage to the property
ii) Property appears to be occupied

f) Multiple Loans to 1 Borrower
The pool contains 36 loans with multiple loans to one borrower.

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 21

Data Compare Review

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

a) Appraised Value
b) CLTV
c) DTI
d) FICO
e) Interest Only
f) Interest Rate
g) Loan Term
h) Loan Purpose
i) LTV
j) Occupancy
k) Original Balance
l) Property Address
m) Property City
n) Property State
o) Property Type
p) Sales Price
q) Second Mortgage Lien Amount
r) Self Employed
s) Units
t) Zip Code
u) Loan Type
v) QM Status

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 22

 Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	469	100.00%
Total	469	100.00%

Interest Rate
Type	Count	% of Pool
2.250 - 2.499	0	0.00%
2.500 - 2.999	14	2.99%
3.000 - 3.499	228	48.61%
3.500 - 3.999	227	48.40%
4.000 - 4.499	0	0.00%
4.500 - 4.999	0	0.00%
5.000 - 5.499	0	0.00%
5.500 - 5.999	0	0.00%
6.000 - 6.499+	0	0.00%
Total	469	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	160	34.12%
Purchase	206	43.92%
Rate / Term Refi	103	21.96%
Total	469	100.00%

Product Type
Type	Count	% of Pool
Fixed	469	100.00%
ARM	0	0.00%
Total	469	100.00%

Occupancy
Type	Count	% of Pool

Primary Residence	0	0.00%
Second Home	0	0.00%
Investment Property	469	100.00%

Total	469	100.00%

Property Type
Type	Count	% of Pool
Single Family Detached	201	42.86%
dPUD (PUD with "de minimus" monthly HOA dues	4	0.85%
Condo, Low Rise	43	9.17%
Condo, High Rise	9	1.92%
PUD	109	23.24%
1 Family Attached	8	1.71%
2 Family	48	10.23%
3 Family	23	4.90%
4 Family	24	5.12%
Total	469	100.00%

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 23

DTI
Type	Count	% of Pool
0.00-20.00	28	5.97%
20.01-30.00	81	17.27%
30.01-40.00	172	36.67%
40.01-43.00	58	12.37%
43.01-50.00	130	27.72%
50.01-51.00	0	0.00%
Total	469	100.00%

QM Type
Type	Count	% of Pool
TQM-ATR Pass/Non-HPML	73	15.57%
QM/Non-HPML	0	0.00%
QM/Agency Safe Harbor	0	0.00%
QM/HPML	0	0.00%
Not Covered/Exempt	396	84.43%
Total	469	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	14	2.99%
30.01-40.00	19	4.05%
40.01-50.00	45	9.59%
50.01-60.00	61	13.01%
60.01-70.00	97	20.68%
70.01-80.00	233	49.68%
80.01-90.00	0	0.00%
Total	469	100.00%

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 24

Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	6	98.72%
CLTV	13	97.23%
DTI	337	28.14%
FICO	0	100.00%
First Payment Date	0	100.00%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	12	97.44%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Number of Units	3	99.36%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	0	100.00%
Property County	0	100.00%
Property State	0	100.00%
Property Type	30	93.60%
Qualifying FICO	0	100.00%
Sales Price	4	99.15%
Second Mortgage Lien Amount	2	99.57%
Borrower Last Name	0	100.00%
Borrower First Name	0	100.00%
Self Employed	2	99.57%
Units	0	100.00%
Zip Code	0	100.00%
Total Discrepancies	409

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 25

Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 26

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete.
Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed.
Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 27

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated July 16, 2021.

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	121	0	0	0		A	130	0	0	0
	B	14	3	0	0		B	15	0	0	0
	C	32	1	0	0		C	30	0	0	0
	D	283	15	0	0		D	294	0	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	414	0	0	0		A	469	0	0	0
	B	0	17	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	2	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 28

	Moody’s Overall Loan Grade						Moody’s Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	121	0	0	0		A	130	0	0	0
	B	14	3	0	0		B	15	0	0	0
	C	32	1	0	0		C	30	0	0	0
	D	283	15	0	0		D	294	0	0	0

	Moody’s Compliance Grading						Moody’s Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	414	0	0	0		A	469	0	0	0
	B	0	17	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	2	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	121	0	0	0		A	130	0	0	0
	B	14	3	0	0		B	15	0	0	0
	C	32	1	0	0		C	30	0	0	0
	D	283	15	0	0		D	294	0	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	414	0	0	0		A	469	0	0	0
	B	0	17	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	2	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 29

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	121	0	0	0		A	130	0	0	0
	B	14	3	0	0		B	15	0	0	0
	C	32	1	0	0		C	30	0	0	0
	D	283	15	0	0		D	294	0	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	414	0	0	0		A	469	0	0	0
	B	0	17	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	2	0	0		D	0	0	0	0

	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	121	0	0	0		A	130	0	0	0
	B	14	32	0	0		B	15	0	0	0
	C	32	1	0	0		C	30	0	0	0
	D	283	50	0	0		D	294	0	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	414	0	0	0		A	469	0	0	0
	B	0	17	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	2	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 30

Exhibit A- Loans Reviewed (469)

1220525725	1221387560	1221435362	1221462134	1221489503
1220928654	1221388148	1221435778	1221462387	1221490042
1221023024	1221390271	1221436139	1221462628	1221493701
1221025181	1221391264	1221436196	1221463120	1221495266
1221156310	1221392746	1221436356	1221464121	1221501510
1221164398	1221392860	1221436688	1221464531	1221502321
1221215430	1221392940	1221437378	1221465194	1221503253
1221222220	1221393040	1221438070	1221465443	1221504301
1221232759	1221399279	1221438785	1221465844	1221504796
1221251921	1221401722	1221439833	1221467598	1221504811
1221254437	1221401926	1221441943	1221469713	1221505494
1221264479	1221403109	1221442050	1221471565	1221505892
1221267442	1221403539	1221442537	1221472395	1221508792
1221268633	1221404921	1221442664	1221472963	1221510430
1221273216	1221408317	1221446347	1221473251	1221510927
1221273251	1221409076	1221446843	1221473816	1221511755
1221281636	1221409166	1221449453	1221474188	1221511841
1221282846	1221410301	1221449497	1221474819	1221512454
1221288804	1221414689	1221450434	1221475316	1221512975
1221289130	1221417620	1221451075	1221476578	1221514099
1221294121	1221419068	1221451508	1221476689	1221514306
1221302457	1221419388	1221453543	1221480282	1221515072
1221303060	1221419545	1221454373	1221480473	1221517209
1221305571	1221421558	1221454627	1221480519	1221517729
1221305900	1221421714	1221455190	1221481009	1221519852
1221310764	1221421902	1221455860	1221481027	1221519949
1221318865	1221423213	1221456071	1221481909	1221520693
1221318969	1221424069	1221456336	1221482414	1221521012
1221323838	1221424268	1221457317	1221483010	1221522364
1221327520	1221424744	1221457751	1221483239	1221522740
1221339535	1221425674	1221458139	1221483350	1221524538
1221342017	1221426220	1221458669	1221485190	1221525865
1221347727	1221428000	1221459846	1221485757	1221526272
1221353688	1221428021	1221460134	1221486614	1221526551
1221355042	1221429317	1221460515	1221487012	1221527145
1221356054	1221430709	1221460641	1221487027	1221527154
1221364050	1221431373	1221460652	1221488230	1221527245
1221371061	1221431417	1221460787	1221488515	1221527801
1221373950	1221432407	1221461005	1221488797	1221529436
1221385587	1221434966	1221461174	1221489093	1221530548

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 31

1221530784	1221556994	1221578315	1221591716	1221611095
1221531574	1221557046	1221580228	1221591794	1221611102
1221531802	1221557558	1221580274	1221591931	1221611880
1221531979	1221558055	1221580291	1221591938	1221611910
1221532058	1221558117	1221580433	1221592147	1221612288
1221535576	1221559310	1221582688	1221592443	1221612322
1221536192	1221559750	1221582771	1221592718	1221612428
1221536940	1221561493	1221582954	1221594586	1221612599
1221537051	1221562110	1221583460	1221595370	1221612761
1221537242	1221562207	1221584145	1221596149	1221613102
1221537902	1221562966	1221584161	1221596728	1221613474
1221538087	1221563355	1221584396	1221596827	1221613668
1221538091	1221563382	1221584441	1221597065	1221613766
1221539457	1221564332	1221585059	1221597473	1221616104
1221540226	1221565322	1221585119	1221597611	1221617095
1221540747	1221566349	1221585278	1221597750	1221618588
1221541205	1221567038	1221585341	1221598193	1221618863
1221543181	1221569016	1221585588	1221598340	1221619668
1221543897	1221569412	1221585999	1221598757	1221622106
1221544953	1221569432	1221586895	1221598975	1221622166
1221545979	1221569497	1221586926	1221599486	1221624100
1221546137	1221569648	1221587008	1221600227	1221624988
1221546218	1221569729	1221587550	1221600541	1221626423
1221547005	1221569999	1221587568	1221602007	1221633753
1221547508	1221570326	1221587674	1221602261	1221634039
1221550495	1221571060	1221588087	1221602962	1221634046
1221550833	1221571062	1221588098	1221602992	1221634650
1221551602	1221571162	1221588330	1221603493	1221638544
1221551940	1221571237	1221588774	1221603536	1221640665
1221552717	1221571266	1221588938	1221604595	1221640928
1221552854	1221571371	1221589549	1221605571	1221641119
1221553056	1221572934	1221589952	1221605827	1221641350
1221553342	1221573664	1221589983	1221606077	1221641390
1221553459	1221574672	1221590229	1221606319	1221641479
1221554261	1221574826	1221590277	1221606521	1221641492
1221554430	1221576077	1221590370	1221609369	1221641494
1221554633	1221576298	1221590580	1221609694	1221642102
1221554817	1221576939	1221591142	1221610039	1221642447
1221555861	1221577641	1221591285	1221610086	1221643973
1221556836	1221578192	1221591624	1221610240	1221644750

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 32

1221645554	1521068134
1221645643	1521068285
1221645777	1521068528
1221650730	1521068935
1221654139	1521069063
1221655039	1521069376
1221658421	1521072135
1221661532	1521073207
1221663407	1521073228
1221674124	1521073527
1221680313	1521074031
1221685414	1521074072
1221689889	1521074878
1221701662	1521075217
1221704281	1521075298
1221704963	1521075443
1221711885	1521075486
1221713150	1521076153
1221750173	1521077225
1221773262	1521078344
1521024580	1521078399
1521033266	1521078569
1521043192	1521080295
1521045423	1521080567
1521048850	1521082692
1521050232	1521085211
1521051139	1521087988
1521051145	1521100157
1521054470	1521101221
1521054881
1521055909
1521056333
1521057525
1521059929
1521060726
1521062602
1521066444
1521066831
1521066953
1521067290

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 33

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:

•	UWM will provide Opus a copy of the Appraisal, AUS, Note and UCPD

•	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

•
Full Appraisal = CU Risk Score of > 2.5 = UWM will provide Opus with an AVM that both supports the original appraised value within 10% and is within the FSD score outlined by Fitch guidelines per AVM provider. If it doesn’t, UWM will order CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed, it will be sent to Opus for review.

•	If not with 10%, the loan will be removed from the deal.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW. This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW. Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 34

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete.
Property condition is average or better. Standard GSE form wa utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 35

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated July 16, 2021.

	Kroll Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	732	0	0	0
	D	0	0	0	0

	Moody's Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	732	0	0	0
	D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 36

Exhibit B- Loans Reviewed (732)

1221344382	1221381636	1221469813	1221458622	1221465661
1221261464	1221577789	1221417663	1221459138	1221470186
1221263813	1221400829	1221472261	1221462048	1221530549
1221305562	1221401877	1221422260	1221462904	1221473921
1221306650	1221409082	1221474680	1221464530	1221540616
1221534330	1221555066	1221445510	1221464657	1221543978
1221317254	1221308567	1221475402	1221464715	1221545917
1221334118	1221364829	1221476606	1221464766	1221546001
1221335392	1221372534	1221476743	1221464857	1221546623
1221338715	1221372652	1221479886	1221465143	1221547131
1221339493	1221385743	1221480144	1221466811	1221548111
1221353864	1221388038	1221480364	1221467673	1221548748
1221136029	1221391944	1221480404	1221468646	1221551098
1221144615	1221392787	1221480752	1221469348	1221482537
1221150383	1221393005	1221447478	1221471189	1221554559
1221160307	1221393174	1221482974	1221474212	1221554979
1221173220	1221397173	1221483982	1221474562	1221555361
1221213202	1221403366	1221486642	1221475177	1221526513
1221235601	1221406999	1221285981	1221476121	1221558973
1221249568	1221409202	1221295294	1221476664	1221561892
1221254377	1221410624	1221421024	1221476711	1221562182
1221259257	1221412979	1221425002	1221476972	1221502350
1221267974	1221416918	1221425425	1221480271	1221502516
1221268231	1221417826	1221426009	1221480907	1221504477
1221269851	1221470390	1221426023	1221481360	1221505776
1221300354	1221289708	1221426066	1221481362	1221507751
1221301798	1221290086	1221431106	1221482182	1221510339
1221325833	1221475364	1221431496	1221482595	1221511030
1221327585	1221422270	1221433775	1221483081	1221511808
1221335474	1221424914	1221442348	1221483375	1221511821
1221339210	1221435407	1221443501	1221483964	1221512268
1221339933	1221444650	1221446781	1221486471	1221512497
1221345576	1221364838	1221447837	1221487951	1221513440
1221348542	1221376919	1221449472	1221491166	1221513451
1221353307	1221456577	1221449601	1221502176	1221514263
1221354906	1221456874	1221453659	1221505882	1221519453
1221364071	1221458688	1221454914	1221513919	1221519643
1221364669	1221400094	1221455806	1221521960	1221519864
1221591271	1221416198	1221457051	1221525976	1221520002
1221571550	1221465743	1221457512	1221460074	1221521263

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 37

1221521977	1221557107	1221578956	1521040421	1221600615
1221524432	1221557147	1221579606	1521047194	1221600689
1221524582	1221557920	1221579730	1521050354	1221602013
1221524594	1221558153	1221580541	1521052997	1221602106
1221527039	1221558327	1221582093	1521053280	1221602139
1221527240	1221558435	1221582371	1521053823	1221602358
1221527620	1221558726	1221583010	1221569020	1221603772
1221527659	1221559213	1221583026	1221589644	1221604532
1221528414	1221559470	1221583858	1221589804	1221604602
1221528479	1221560051	1221584868	1221590315	1221605245
1221528638	1221560782	1221586187	1221590508	1221605707
1221530078	1221561998	1221587416	1221590527	1221605816
1221530322	1221562624	1221588845	1221591067	1221606487
1221530429	1221563402	1221588973	1221591072	1221606633
1221530891	1221564056	1221571123	1521068563	1221607088
1221531043	1221564438	1221571823	1221586170	1221607134
1221531422	1221569658	1221573143	1221591630	1221607198
1221532643	1221569826	1221574370	1221592084	1221607915
1221533776	1221570454	1221574716	1221592821	1221608797
1221534311	1221570467	1221574803	1221592963	1221609921
1221528794	1221571076	1221574808	1221593393	1221611191
1221534390	1221529036	1221575084	1221593675	1221612452
1221534414	1221583566	1221585036	1521072239	1221613117
1221534453	1221583826	1221585378	1221594367	1221613829
1221538120	1221564485	1221585565	1221594688	1221613937
1221539889	1221564756	1221585620	1521073864	1221614139
1221542109	1221565182	1221585642	1221596012	1221617194
1221546158	1221566185	1221586125	1221596724	1221623065
1221546488	1221568662	1221586263	1221596789	1221634278
1221546964	1221569214	1221586588	1221597231	1221634686
1221550133	1221575412	1221587074	1521076120	1221635539
1221551016	1221575490	1221587419	1521076218	1221636634
1221551562	1221575873	1221587892	1521076703	1221637199
1221552248	1221575969	1221588538	1221597431	1221641226
1221552844	1221576026	1221609443	1221597791	1221641308
1221552950	1221576228	1221589220	1221597819	1221643201
1221553957	1221576327	1221590686	1221598848	1221643780
1221553967	1221577241	1221553054	1221600123	1221644422
1221554122	1221578125	1221593635	1221600218	1221645264
1221556858	1221578498	1221557043	1221600588	1521046666

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 38

1521056676	1521087408	1221397050	1221364827	1221531170
1521069461	1521072074	1221401600	1221475186	1221531854
1521069791	1221661624	1221410867	1221475464	1221532251
1521070801	1221694190	1221372260	1221467640	1221532815
1521071349	1521044144	1221422216	1221478837	1221520672
1521071568	1521095539	1221429477	1221481925	1221520879
1521072233	1221734483	1221431648	1221482670	1221532893
1521072342	1221692899	1221432149	1221483304	1221538482
1521073806	1221599710	1221432516	1221484928	1221539788
1521074207	1221684058	1221379402	1221486551	1221541506
1521074873	1221739412	1221392955	1221487833	1221541512
1521075011	1221627092	1221434795	1221488470	1221542403
1521075787	1221674070	1221433011	1221488983	1221539348
1521077480	1221591044	1221434037	1221468803	1221545837
1521059638	1221597477	1221436823	1221489740	1221539742
1521059970	1521054272	1221434872	1221474175	1221546615
1521063215	1220706941	1221443331	1221489133	1221546996
1521063297	1221138227	1221450168	1221501291	1221542590
1521063341	1220577745	1221435138	1221501304	1221546250
1521064834	1220889636	1221435752	1221501893	1221550774
1521065646	1221285703	1221442191	1221502201	1221551403
1521082445	1221297858	1221452643	1221490376	1221551378
1521058975	1221300667	1221452807	1221505260	1221551728
1521060182	1221302713	1221450279	1221506783	1221551872
1521061428	1221310067	1221456188	1221507261	1221551939
1521062055	1221328881	1221349462	1221515768	1221551387
1521063467	1221332369	1221456313	1221515906	1221554783
1521063980	1221031548	1221459861	1221492337	1221555827
1521064164	1221339616	1221460460	1221502643	1221556055
1521065610	1221371469	1221460617	1221517241	1221556732
1521066968	1221237027	1221461981	1221520090	1221558294
1521068284	1221237611	1221462416	1221521186	1221559003
1521068492	1221339455	1221462578	1221523128	1221561566
1521077808	1221372273	1221464460	1221525566	1221561606
1521078306	1221372701	1221465904	1221526334	1221561639
1521081128	1221377173	1221467552	1221526440	1221562137
1521081606	1221371493	1221351663	1221526673	1221562977
1521083375	1221392927	1221468175	1221527120	1221564001
1221585675	1221371770	1221361839	1221528059	1221551571
1521098685	1221393142	1221472837	1221528741	1221565492

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 39

1221553926	1221588323	1221641814	1220762738
1221565228	1221588917	1521044919	1221453125
1221569708	1221589014	1521062170	1221584182
1221568600	1221589077	1521063868	1221598158
1221571543	1221591302	1521064244	1221609352
1221569259	1221592122	1521064759	1221612185
1221573190	1221592329	1521066949	1221627139
1221573314	1221593812	1521068614	1221386115
1221573830	1221595747	1521074348	1221475547
1221574116	1221598306	1521079112	1221469916
1221575160	1221598566	1521080290	1221589715
1221575316	1221598861	1221538085	1221280463
1221576954	1221599027	1221557626
1221577313	1221599934	1221461976
1221571246	1221600075	1221653223
1221577459	1221602989	1221591363
1221578519	1221604414	1221532167
1221579524	1221604714	1521090981
1221579657	1221605402	1221696385
1221579810	1221606387	1221701355
1221579955	1221606837	1221478625
1221580063	1221607807	1521094358
1221580178	1221608061	1221656542
1221580438	1221608972	1221715957
1221580667	1221609161	1221597816
1221581946	1221609271	1521093169
1221582848	1221610003	1221352290
1221584213	1221610964	1221611236
1221584273	1221619483	1221698537
1221584438	1221619579	1221777483
1221584490	1221619864	1221404087
1221585412	1221622342	1221616539
1221585502	1221622662	1221616768
1221585842	1221625584	1221451977
1221586510	1221626736	1521088529
1221586627	1221629492	1221609862
1221587093	1221636358	1221703520
1221587101	1221638085	1221709155
1221587863	1221638292	1221474616
1221588146	1221640147	1221454145

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 40